Exhibit 10(a)83

                               FIRST AMENDMENT TO

                         DEFERRED COMPENSATION AGREEMENT

          THIS FIRST AMENDMENT TO DEFERRED COMPENSATION AGREEMENT ("Agreement") made and entered into by and between The Southern Company ("Company") and
William L. Westbrook ("Mr. Westbrook"), effective as of the    day of
--------------------------- , 2001.

                              W I T N E S S E T H:

         WHEREAS, the parties entered into that certain Deferred Compensation Agreement on February 15, 2001 ("Deferred Compensation Agreement"); and

         WHEREAS, the parties wish to amend the Deferred Compensation Agreement to expressly provide Mr. Westbrook with the value of the Award of Non-Qualified Stock Options Mr. Westbrook would have received under The Southern Company Performance Stock Plan on April 16, 2001 if he had been an employee of the Company on such date.

         NOW, THEREFORE, in consideration of the premises, and the agreements of the parties set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

          1. Paragraph 2 of the Deferred Compensation Agreement is amended by deleting the last paragraph and inserting the following in lieu thereof:

                  (d) Subject to the terms and conditions of this Agreement, Company shall grant to Employee, as of his Early Retirement Date, Fifty-Six Thousand Five Hundred Twenty-Three (56,523) Stock Appreciation Rights ("SARs") and shall issue to Employee a Certificate evidencing his rights hereunder in the form attached hereto as Exhibit
         2. Employee shall be 100% vested in the SARs on his Early Retirement Date. The SARs shall expire on the fifth anniversary of Employee's Early Retirement Date ("Expiration Date").

         The SARs may be exercised in whole or in part at any time on or before the Expiration Date. During the Employee's lifetime, only the Employee may exercise the SARs granted under Paragraph 2(d) of this Agreement. If the Employee dies without having exercised all of the SARs granted hereunder, the balance of the SARs may be exercised, to the extent the SARs could have been exercised on the date of Employee's death, by the estate or a person who acquired the right to exercise the SARs by bequest or inheritance from or by reason of the death of the Employee. The SARs shall be exercised by delivering to the Vice President, Human Resources of the Company on any business day a Notice of Exercise in the form attached hereto as Exhibit 3.

         Upon the exercise of a SAR, Employee shall be entitled to receive a payment from the Company of an amount ("SAR Exercise Amount") equal to the product determined by multiplying (i) the number of SARs being exercised, by
(ii) an amount equal to the excess of (A) the Exercise Value per Share on the date of the exercise of the SAR over (B) the Base Value per Share for the SAR. For purposes of the preceding sentence, "Exercise Value per Share" shall mean the average of the high and low prices at which a share of the common stock of the Company shall have been traded on the date of exercise, or if there is no sale on the exercise date, then on the last previous day on which a sale occurred, as reported on the New York Stock Exchange-Composite Transactions Listing, and "Base Value per Share" shall mean $22.425. The Company shall pay the SAR Exercise Amount in cash as soon as practicable after receiving a Notice of Exercise from the Employee in accordance with this Paragraph 2(d).

         The SARs granted under this Paragraph 2(d) may be transferred by the Employee in the same manner as Awards other than Incentive Stock Options under
Article VIII of The Southern Company Performance Stock Plan ("PSP") and upon Employee's death by will or by the laws of descent and distribution. Except as provided above, the SARs and the rights and privileges conferred hereby, shall not be assigned, pledged or hypothecated in any way and shall not be subject to execution, attachment or similar process.

         The SARs shall be used solely as a device for the measurement and determination of the amount to be paid to Employee under this Paragraph 2(d). The SARs shall not constitute or be treated as property or as a trust fund of any kind. All amounts at any time attributable to the SARs shall be and remain the sole property of the Company, and Employee's rights under this Paragraph 2(d) are limited to the rights to receive payment. The Employee, or any transferee of the SARs, shall have no rights as a shareholder with respect to any shares of common stock of the Company with respect to which the SAR's value is measured.

         In the event of a stock split, stock dividend, reclassification, reorganization, or other capital adjustment of shares of common stock of the Company, the number of SARs granted to Employee in this Paragraph 2(d) shall be adjusted in a manner to place Employee in the same economic position after such event as he held immediately prior thereto.

                  (e) Subject to the terms and conditions of this Agreement, Company shall pay to Employee amounts ("Supplemental PDP Amounts") equal to the Awards the Employee would have received under The Southern Company Performance Dividend Plan ("PDP") in 2002, 2003 and 2004 if the SARs granted to Employee under Paragraph 2(d) above constituted an Award of Non-Qualified Stock Options under the PSP paid on April 16, 2001. The Supplemental PDP Amounts shall be paid to the Employee in the same manner and on the same dates as the Awards the Employee would have received under the PDP in 2002, 2003 and 2004.

                  (f) In accordance with Paragraph 16 hereof, Employee shall be responsible for all state and federal income taxes and his share of FICA taxes owed on the amounts payable in accordance with subparagraphs
         (a), (b), (c), (d) and (e) of this Paragraph 2, and Company shall make appropriate withholding of these amounts.

          2. The Agreement shall be amended by adding Exhibits 2 and 3 in the forms attached hereto as Schedules 1 and 2 to the end thereof.

         3. Except as specifically amended above, the Deferred Compensation Agreement shall remain unchanged and, as amended herein, shall continue in full force and effect.

         IN WITNESS WHEREOF, this First Amendment to Deferred Compensation Agreement has been executed by the parties first listed above, this _______ day of ___________________, 2001.

                                    THE SOUTHERN COMPANY



                                    By:
                                       -----------------


                                    MR. WESTBROOK




                                    William L. Westbrook

                                   Schedule 1

                              Exhibit 2 to Deferred
                             Compensation Agreement

                            with William L. Westbrook

                              SAR GRANT CERTIFICATE

         This Certificate, which is issued pursuant to, and subject to, the Deferred Compensation Agreement with William L. Westbrook, credits William L. Westbrook with 56,523 Stock Appreciation Rights.

                             The Southern Company

                             By:
                                -----------------------------------------
                             Its:
                                 ----------------------------------------
                             Date:
                                  ---------------------------------------

                                    ACCEPTED:


                                     Grantee


                                      Date

1st Amendment to Deferred Comp. Agree_Westbrook.DOC
                                   Schedule 2

                            Exhibit 3 to Deferred

                            Compensation Agreement

                            with William L. Westbrook

                               NOTICE OF EXERCISE

The Southern Company

Attention:  Vice President, Human Resources

         I hereby exercise my rights under Paragraph 2(d) of the Deferred Compensation Agreement entered into by and between The Southern Company and me, as amended (the "Agreement"), and granted as of _________________________, subject to all of the terms and conditions of the Agreement, with respect to the following number of SARs:

                  Number of SAR(s) -
                                     -------------------------------------------

         If this Notice of Exercise involves fewer than all of the SARs which are the subject of Paragraph 2(d) of the Agreement, I retain the right to exercise my rights for the balance of the SARs remaining subject to said Agreement, all in accordance with the terms of the Agreement.

         I hereby authorize The Southern Company (the "Company") (and any of its subsidiaries) to withhold from any extraordinary pay from the Company (and any of its subsidiaries) and/or any payment with respect to my exercise of the aforesaid SARs, the applicable amount of any taxes required by law or the Agreement to be withheld as a result to this exercise.

         My current address and my Social Security Number are as follows:

                  Address:




                  Social Security Number:
                                          ------------------------------------



Date:
------------------------         --------------------------------------------
                                                  Name